UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________
                                    FORM 8-K
                                   ___________

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (date of earliest event reported): January 23, 2004


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



            New Jersey                       1-10518               22-2553159
________________________________    ________________________   _________________

 (State or other jurisdiction of)    (Commission File Number) (I.R.S. Employer
incorporation or organization)                                 notification No.)


Park 80 West/Plaza Two, Saddle Brook, N.J.                               07663
__________________________________________                           ___________
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (201) 703-2265

                                 Not Applicable
________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

     On January 21, 2004, Interchange Financial Services Corporation issued a press release reporting earnings for the fourth quarter period ending December 31, 2003. A copy of the company's press release is attached hereto as Exhibit
99.1 and incorporated herein by this reference.

Item 7.  Financial Statement and Exhibits

(c)      Exhibits
         99.1
         Press Release of Interchange Financial Services Corporation dated January 21, 2004.

                                   SIGNATURE
                                   _________

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2004               Interchange Financial Services Corporation


                                     By:      /s/Charles T. Field
                                              ___________________________
                                              Charles T. Field
                                              Senior Vice President & CFO